Rex Energy
Rex Energy
Corporate Presentation
Corporate Presentation
Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Together We Can Make A Difference
May 2011
May 2011
Exhibit 99.1

Forward Looking Statements
Except for historical information, statements made in this release, including those relating to significant potential, future earnings, cash flow, capital expenditures, production growth and planned number of wells (as well as the timing of rig operations, natural gas processing plant commissioning and operations, fracture stimulation activities and the completion of wells and the expected dates that wells are producing hydrocarbons that are sold), are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements are indicated by words such as “expected”, “expects”, “anticipates” and similar words. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including (without limitation) the following:
•adverse economic conditions in the United States and globally;
•the difficult and adverse conditions in the domestic and global capital and credit markets;
•domestic and global demand for oil and natural gas;
•sustained
or further declines in the prices the company receives for oil and natural gas;
•the
effects of government regulation, permitting and other legal requirements;
•the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities;
•uncertainties about the estimates of the company’s oil and natural gas reserves;
•the company’s ability to increase production and oil and natural gas income through exploration and development;
•the company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods;
•the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled;
•the effects of adverse weather on operations;
•drilling and operating risks;
•the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services;
•the availability of equipment, such as drilling rigs and transportation pipelines;
•changes in the company’s drilling plans and related budgets;
•the adequacy of capital resources and liquidity including (without limitation) access to additional borrowing capacity; and
•uncertainties associated with our legal proceedings and the outcome.
The company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in the company's filings with the Securities and Exchange Commission.
The company's internal estimates of reserves may be subject to revision and may be different from estimates by the company's external reservoir engineers at year end. Although the company believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Forward Looking Statements
Forward Looking Statements

Hydrocarbon Volume Estimates
Hydrocarbon Value Estimates
Hydrocarbon Value Estimates

This presentation includes management’s estimates of Marcellus Shale potential recoverable resources, per well EUR (estimated ultimate recovery of resources) and upside potential of recoverable resources.  Except as noted, these have been estimated internally by the Company without review by independent engineers and do not necessarily constitute reserves.  These estimates are included to demonstrate the potential for future drilling by the
Company.  Actual recovery of these potential volumes is inherently more speculative than recovery of estimated proved reserves.  Estimates of potential recoverable resources, per well EURs and upside potential for Company oil and gas shale acreage are particularly speculative due to the limited experience in
Marcellus Shale horizontal development, with its limited production history.  Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing and exploration costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases.  In addition, potential recoverable resources are based on undesignated future well locations under assumed acreage spacing which may not have been specifically included in any definitive development plan and ultimately may not be drilled.  Accordingly, such estimates may differ significantly from the hydrocarbon quantities that are ultimately recovered.
SEC rules prohibit a publicly-reporting oil and gas company from including oil and gas resource estimates in their filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definitions of such terms.  Illinois Basin estimates (including Lawrence Field) of oil in place and other resource volumes, oil in place and other reserve volumes indicated herein are not based on SEC definitions and guidelines.  Unless otherwise indicated, estimates of non-proved reserves and other hydrocarbons included herein may not meet specific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC Petroleum Resource Management System.

Rex Energy Overview
Rex Energy Overview
Significant upside in two high growth shale plays and tertiary oil recovery
•
1.4 – 2.1 Tcfe in non-proven Marcellus Shale resource potential
•
9.4 – 22.7 Mmboe in non-proven Niobrara Shale resource potential
(1)
•
24.9 – 62.2 Mmbls in non-proven Tertiary Recovery oil resource potential
(1)
Liquids Rich Production & Proven Reserves
•
Total production of 27.8 Mmcfe/d (4,628 BOE/d)
(2)
o
49% oil and NGLs
•
201.7 Bcfe (33.6 Mmbls) proven reserves
(3)
o
62% of proved developed is attributable oil and NGLs
o
85% liquids rich capture
•
PV-10 value of $269.4 million
(3)
Strong Balance Sheet & Liquidity
•
$10.2 million cash
•
$30.0 million in debt
•
Borrowing base increased to $160.0 million in March 2011
•
$130.0 million available on line of credit
•
$6.4 million in Marcellus drilling carries
1. Assumptions based on full development program. Actual results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3 and page 11.
2. First quarter 2011 results
3. Based on year-end 2010 reserves
4. Unaudited financial results as of 3/31/2011 4
(1)
(4)

Areas of Operation
Areas of Operation
Appalachian Region
•
~ 59,100 net acres in Marcellus Shale fairway
o
63% of acreage in liquids rich portion of the play
o
Total non-proven resource potential of 1.4 – 2.1 Tcfe
(1)
o
$6.4 million in drilling carries
(2)
Rockies Region
•
39,000 net acres in Niobrara Shale fairway
o
100% of acres in oil window of the
Niobrara in the DJ Basin
o
Total non-proven resource potential
of 9.4 – 22.7 MMBoe
(1)
Illinois Region
•
Tertiary recovery oil projects
o
Total non-proven resource potential of 24.9 – 62.2 MMBbls from ASP flooding in the Lawrence Field
1. Assumptions based on full development program. Actual results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3 and page 11.
2. Unaudited financial results as of 3/31/2011
3. Includes 8,300 net farm in acres

(3)
(1)

Key Investment Highlights for 2011
Key Investment Highlights for 2011
•
Rex Energy is poised for growth
o
Strong position in oil and liquids-rich areas
o
Company expects 2011 production growth of 71%-95% over 2010
•
Strong core position in the Appalachian Basin
o
Solid core position in Butler County with 385 potential drill sites in the Marcellus Shale, with additional potential in the Utica and
Upper Devonian Shale
•
Strong track record  of growth with a historical reserve
CAGR of 75% and low F&D cost
•
Rex Energy is equipped to thrive in a low gas price
environment
o
79% of the 2011 capital budget is dedicated to oil and
liquids rich project areas
o
73% of the Appalachian capital budget is allocated to
liquids rich Butler County
•
Secured key drilling, fracture stimulation, and tubular
services for the next two years
•
Opportunities for growth within tertiary recovery projects in the Illinois Basin and preliminary results in the Niobrara
•
Investment in human capital

Mcfeld Production
% Annual Growth
5%
3%
24%
71%
95%
125%

Positioned For Growth
Positioned For Growth
• Poised to achieve 71% - 95% production growth in 2011
• Expect to see 22% - 40% growth in oil and NGL production in 2011
• A mid case December exit rate of 45.6 Mmcfe/day in 2011 represents an 83% increase compared to the 2010 exit rate

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2008 Actual 2009 Actual 2010 Actual 2011 Low Case 2011 High Case 2011 Mid Case Dec
Exit Rate
0%
20%
40%
60%
80%
100%
120%
140%
Dry Gas Wet Gas NGL & Condensate Oil Annual Growth

Reserve Growth
Reserve Growth
Proved Reserve & Compound Annual Growth Rate
Year-End 2010
(1)
•
33.6 Mmboe (201.7Bcfe)
•
Drill Bit F&D cost of $0.68/ Mcfe
•
$269.4 million PV-10
o
42% proved developed
o
37% oil & NGLs
o
85% liquids rich capture
Year-End 2009
(2)
•
20.9 Mmboe (125.2 Bcfe)
•
$190.5 million PV-10
o
54% proved developed
o
55% oil & NGLs
Year-End 2008
(3)
•
10.9 Mmboe (65.4 Bcfe)
•
$84.0 million PV-10
o
62% proved developed
o
52% oil
1. Year-end 2010 reserves calculated using $75.96 per Bbl and $4.38 per Mcf.
2. Year-end 2009 reserves calculated using $57.65 per Bbl and $3.87 per Mcf.
3. Year-end 2008 reserves calculated using $41.00 per Bbl and $5.71 per Mcf. 8
0
50
100
150
200
250
300
Year-End
2008
Year-End
2009
Year-End
2010
Natural Gas
NGLs
Oil
CAGR

Capital Budget (Net of Drilling Carries)				
($ in millions)	Appalachia	Illinois	Rockies	Total
Drilling & Exploitation	$95.0	$3.0	$21.0	$119.0
Tertiary Recovery Projects	$ 0.0	$3.7	$ 0.0	$3.7
Facilities, Equipment & HSE	$0.9	$7.5	$1.0	$9.4
Leasing & Land	$20.0	$ 0.0	$5.0	$25.0
Midstream	$18.0	$ 0.0	$ 0.0	$18.0
Corporate	$ 0.0	$ 0.0	$ 0.0	$0.3
Total Uses	$ 134.0	$14.2	$27.0	$175.4
Gross (Net) Operated Wells Budgeted	34 Gross (22 Net)	-	5 Gross (5 Net)	39 Gross (27 Net)
Gross (Net) Non Operated Wells Budgeted	20 Gross (8 Net)	9 Gross (4 Net)	-	29 Gross (12 Net)

2011 Capital Budget
2011 Capital Budget
•79%
of the total budget is allocated to oil and liquids rich gas operations.
•73% of the Appalachian budget is dedicated to liquids rich Butler County operations.

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Commodity % Hedged
2011
2012
2013
Commodity
Oil
Natural Gas

Current Hedging Summary
Current Hedging Summary
Current Production Hedged
Natural Gas
% of Current
with Floor
% of Current
with Ceiling
Avg. Floor
Price
Avg. Ceiling
Price
2011
(1)(2)
99% 87% $ 5.26 $ 5.67
2012
(2)
76% 76% $ 4.94 $ 5.89
2013 76% 76% $ 5.00 $6.25
Crude Oil
% of Current
with Floor
% of Current
with Ceiling
Avg. Floor
Price
Avg. Ceiling
Price
2011
92% 92% $68.54 $104.69
2012
92% 92% $67.10 $112.03
2013
43% 43% $70.50 $120.00
•
Percentage hedged based on low case of second quarter
guidance with decline built in

1. ~12% of current natural gas production covered in 2011 by put spread with a $3.68 short put price for a $1.04 put spread
2. ~13% of current natural gas production covered in 2011 and 2012 by put spread with a $4.00 short put price for a $1.75 put spread

Resource Potential		
	Low Case	High Case
Net Acres	~59k [(1)]	
Assumed % Drilled	75%	
Well Spacing	80 acres	
Net Potential Wells	553	
EUR (Bcfe) [(1)]	3.0	4.4
Royalties	15%	
Upside Potential (Tcfe) [(2)]	1.4	2.1

Marcellus Overview
Marcellus Overview
Butler County (Operated)
•
~54,000 gross (37,000 net) acres
•
Joint Venture with Sumitomo in Butler County
o
70% Rex / 30% Sumitomo
•
Butler Midstream Joint Venture
o
60% Stonehenge / 28% Rex / 12% Sumitomo
o
Operation of 40 Mmcf/d cryogenic plant
o
Pipeline infrastructure
Westmoreland, Centre, and Clearfield Counties
(Non Operated)
•
~47,000 gross (19,000 net) acres
•
Joint Venture among Williams, Rex, and Sumitomo
o
50% Williams / 40% Rex / 10% Sumitomo
o
JV includes interest in gathering and transportation
o
$6.4 million in Sumitomo drilling carries remaining
Other Operated Marcellus Acreage
•
~17,700 gross (3,100 net) acres in areas of Clearfield, Centre, Somerset and Fayette counties
1. Assumptions based on full development program. Individual well results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.
2. Includes approximately 129 Bcfe of Marcellus Shale proved reserves as of December 31, 2010

REX ENERGY®

MERCER
CLARION
LAWRENCE
BUTLER
ARMSTRONG
BEAVER
ALLEGHENY

Marcellus Operated Overview
Marcellus Operated Overview
Butler County, PA
•
2011 Operational Assumptions
o
Drilling the full year with one rig, and two additional rigs beginning in mid April
o
Plan to drill 34 gross (22 net) wells
o
Fracture and complete at least 24 gross (15 net) wells
o
Construction of the second cryogenic plant (Bluestone),
proposed commissioning in first quarter 2012
o
Primary leasing strategy will fill in future drilling units, and other contiguous acreage blocks within the core operational
area
•
2011 Operational Update
o
Drilled 10 gross (6 net) wells
o
Fractured and completed 6 gross (4 net) wells
o
Placed in service 10 gross (7 net) wells
o
5 day average rate on four of the five Drushel wells at 3.7
Mmcfe/day
Average lateral length of 3,200 feet
Fifth well not yet fractured
o
Bluestone cryogenic plant capacity permit request increased
from 40.0 Mmcf/d to 50.0 Mmcf/d
o
Third cryogenic plant permit filed
Marcellus Operated Area in PA

Columbia
Dominion
Natural Fuel
REX Leasehold

Current Plant Site
Second Plant Site
Drilled
Proposed
HBO Units

•
Core acreage position of 36,000 gross (22,00 net) acres
o
Allows for minimal rig movement
o
Decreases in drilling time
o
Maximizes unitized acreage
•
Close access to infrastructure and pipelines
•
Terrain composition very accessible
•
Low risk geological area
•
Additional production possibilities in the Utica and
Upper Devonian Shale
•
Maintaining a two rig drilling program allows for
minimal lease expirations
Why Rex Values its Presence in Butler County
Why Rex Values its Presence in Butler County
Prospective Butler Units

•
Approximately 385 drilling locations
•
Favorable commodity price differentials

Butler Operated Drilling & Completion Schedule
Butler Operated Drilling & Completion Schedule
Rig Pad Pad
Gross Well Gross Well
Count Count
Net Well Net Well
Count Count
Status Status
UDI 54 Drushel
(1)
5.0 3.5 4 of 5 wells frac’d with 5 day average rates of 3.7 Mmcfepd
UDI 54 Talarico 3.0 2.1 All wells drilled; frac initiated on 5/1
UDI 54 Grosick
(2)
7.0 3.0 Drilling 5 of 7 wells
UDI 54 Carson 3.0 2.1 Pad construction complete
UDI 54 Bricker 4.0 2.8 Permitting
Total UDI 54 22.0 13.5
UDI 52 McElhinney 2.0 1.4 Both wells drilled: Frac scheduled in June
UDI 52 Behm 3.0 2.1 Second of three wells drilling
UDI 52 Grahm 3.0 2.1 Pad construction complete
UDI 52 Meyer 2.0 1.4 Pad construction phase
Total UDI 52 10.0 7.0
Bronco 10 Gilliland
(3)
6.0 4.2 1 well drilling
Bronco 10 Cheeseman
(4)
1.0 0.7 Pad complete; conductor being set
Total Bronco 10 7.0 4.9

1. Four of the five Drushel wells were drilled in 2010
2. Rex has a 43.1% WI after Gastar and Sumitomo
3. Includes one Burkett test well
4. Utica test well
Gross Net
YTD Wells Placed in Service 10.0 7.0
YTD Wells Awaiting Completion 11.0 4.4
YTD Wells Drilled 10.0 5.9
Wells Currently Drilling 3.0 1.7
th
st

Wellhead Production – 1 mcf of Natural Gas		
	Natural Gas	NGLs
Production by Product	.900 mcf	1.64 gallons/ mcf[1]
Gross Realized by Product	$4.55 net	$1.83[2]
Aggregate Realized Price per 1 mcf at wellhead	$6.38	
Gathering, transportation and operating expenses	$1.50	
Net Income Less Operating Expenses	$4.88[3]

Wet Gas Economic Yields
Wet Gas Economic Yields
$5.00 NYMEX equates to $6.38 per mcf price
•
$5.00 NYMEX Henry Hub
o
$0.05 added to NYMEX Henry Hub for premium
•
$90.00 NYMEX WTI
1. .85 gallon/  mcf is excluded since it is used as fuel  for compressors at the cryogenic plant
2. Price assumption of 52% of $90.00 NYMEX WTI
3. Does not include Rex’s 28% interest in cash flow from the cryogenic plant partnership

Westmoreland, Clearfield and Centre Counties, PA

- Sizeable acreage position with 47,000 gross (19,000 net) acres[1]
- 2011 Operational Assumptions
  - Two rig program for the full year with a third rig drilling four wells in Clearfield County
  - Plan to drill 20 gross (8 net) wells
  - Fracture and complete at least 19 gross (8 net) wells
  - Transportation & Gathering
    - Westmoreland
      - 14.0 Mmcf/d flowing through Dominion at the Ecker tap
      - Additional 24 Mmcf/d pipeline (Salem Beagle Club tap) commissioned to the Equitrans
    - Clearfield
      - Firm 10.0 Mmcf/d transportation with Columbia Gas in Clearfield with the current option to add an additional 30.0 Mmcf/d
- 2011 Operational Update
  - Drilled 10 gross (4 net) wells
  - 13 wells are currently awaiting fracture and completion with four wells beginning fracture stimulation in mid May
  - Placed in service 3 gross (1 net) wells
  - Two of the five Uschak wells placed into sales effective April 30th through the Salem Beagle Club tap
    - Combined average five-day rate of 7.6 MMcf per day
  - After the second quarter, Williams will drop to a one rig program for the remainder of the year

Marcellus Non-Operated Overview Marcellus Non-Operated Overview 16 1. Includes non operated acreage only

County Rig Pad Pad
Gross Well Gross Well
Count Count
Net Well Net Well
Count Count
Status Status
Westmoreland H&P 287 Uschak #2
(1)
5.0 2.0
Two placed in service
Remaining three awaiting on completion
Westmoreland H&P 287 Androstic 3.0 1.2 Drilled, awaiting completion
Westmoreland H&P 287 National Metals 2.0 0.8 Drilled, awaiting completion
Westmoreland H&P 287 Frye 2.0 0.8 Drilling the first well
Westmoreland H&P 287 McBroom 3.0 1.2 Awaiting drilling rig
Total H&P 287 15.0 6.0
Westmoreland Patterson 480 Uschak #1 4.0 1.6 Drilled, awaiting completion
Westmoreland Patterson 480 Marco 3.0 1.2 Rig drilling second of three wells
Total Patterson 480 7.0 2.8
Clearfield Patterson 332
Resource
Recovery #1
4.0 1.6 Rig Drilling first of four wells
Total Patterson 332 4.0 1.6
Westmoreland & Clearfield Non Operated
Westmoreland & Clearfield Non Operated
Drilling & Completion Schedule
Drilling & Completion Schedule

Gross Net
YTD Wells Placed in Service 3.0 1.2
Wells Awaiting Completion 13.0 5.2
YTD Wells drilled 10.0 4.0
Wells Currently Drilling 3.0 1.2
1. Four of the five Uschak wells were drilled in 2010

70
60
50
40
30
20
10
0
BTAX IRR
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
NYMEX Gas Price
Wet Gas
Dry Gas

120,000
100,000
80,000
60,000
40,000
20,000
0
Mcfe/ Month
1
51
101
151
201
251
301
351
Month
Wet Gas
Dry Gas

Conceptual Marcellus Economics
Conceptual Marcellus Economics
Butler County (Wet Gas) Assumptions (1)
•
3.0 MMcfe/d IP Rate
•
4.4 Bcfe gross EUR
•
$4.7 million drilling and completion costs
•
15% royalties
•
Gas Price Basis Adjustment: $0.26/Mcf
•
NGL & condensate volumes: 1.64 gallons per Mcf (~39 Bbls
per MMcf)
•
NGL price assumptions:  $0.94/gal (~52% of NYMEX oil price)
•
Gathering transportation & operating expenses: $1.50/Mcf
Westmoreland & Central PA (Dry Gas) Assumptions (1)
•
3.5 MMcf/d IP Rate
•
3.0 Bcf gross EUR
•
$4.7 million drilling and completion costs
•
15% royalties
•
Gas price basis adjustment: ($.09)/Mcf
•
Gathering transportation & operating expenses: $0.67/Mcf
Type Curves
Before Tax IRR
1. Based on the 2010 reserve report & current NGL Pricing in Butler

Marcellus Well Cost Allocation

13%
47%
40%
Fracture Stimulation
Drilling
Equipment & Facilities

Westmoreland County, PA[(1)]		
	Average	Maximum
Lateral Length	2,597 ft.	3,685 ft.
Frac Stages	9	15
Total Measured Depth	11,268 ft.	12,400 ft.

Butler County, PA[(1)]		
	Average	Maximum
Lateral Length	3,321 ft.	3,995 ft.
Frac Stages	13	16
Total Measured Depth	9,047 ft.	9,822 ft.

Marcellus Well Cost Comparison
Marcellus Well Cost Comparison
Reserve Well Economics
•Average Well Cost of $4.7 million
•Average Drilling and Completion cost -
$1.9 million
•Average Frac
Cost - $2.2 million
•Average Equipment cost  -
$0.6 million
1. Results from the 2010 Drilling Program 19

Colorado
REX Leasehold
Montana
North Dakota
South Dakota
Idaho
Wyoming
Nebraska
Utah
Colorado
Kansas
Arizona
New Mexico
Oklahoma
Texas

Niobrara Overview
Niobrara Overview
~56,000 gross (39,000 net) acres
•
3 horizontal wells drilled (infill and Matrix Porosity
results)
DJ Basin Niobrara Summary
•
Thick “Source Rock” – 300+ ft.
•
High total organic content (TOC’s) of 2-10%
•
Strong matrix contribution from high porosity chalks
•
Production likely influenced by faults and fractures
•
Mature over large aerial extent
•
Expected well costs of $3.5 - $4.2 MM
DJ Basin
Rex Energy
Silo State 41-22H
IP: 67  BOE/d
Rex Energy
BJB #1H
Appears Non-
Commercial
Rex Energy
Herrington Farms 1H
IP: 202 BOE/d

Silo
Field
Rex Energy
Shapley 14-45H
Drilling
Rex Energy
Steege 11-31H
Currently Drilling
Resource Potential
Low Case
“Matrix”
Porosity
High Case
“Dual Matrix
Porosity”
Net Acres ~39k
Assumed % Drilled 75%
Well Spacing 320 acres
Net Potential Wells 91
EUR (MBO)
(1)
125 300
Royalties 17%
Upside Potential (MMBO) 9.4 22.7
1. Assumptions based on full development program. Individual well results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.

60
50
40
30
20
10
0
BTAX IRR
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
NYMEX Oil Price

300
250
200
150
100
50
0
bbl/day
0
20
40
60
80
100
Month

Conceptual Niobrara Economics
Conceptual Niobrara Economics
Niobrara Horizontal Well Assumptions
•
300 Bbls/d IP
•
Gas sales start 18 months after oil sales
•
$4.2 million drilling and completion costs
•
18% royalties
•
Oil price basis adjustment: -$9.00/Bbls
•
Gathering transportation & operating expenses:
$13.05/Bbls
•
Severance & ad valorem taxes: 13%

Before Tax IRR
Silo Field Type Curve

Indiana
Illinois
Michigan
Kentucky

Resource Potential		
	Low Case	High Case
Residual PV Oil in Designed Units (MMBls)	~399	
PV Recovery Assumed (1)	8%	20%
Royalties	22%	
Upside Potential (MMBls)	~ 24.9	~ 62.2

Lawrence Field ASP Overview
Lawrence Field ASP Overview
~ASP Project Summary
•
ASP stands for Alkali-Surfactant-Polymer flood
•
Alkali-Surfactant mix reduces interfacial tension allowing remaining oil to flow easier through the formation
•
Polymer improves sweep efficiency by forcing fluid into parts of the field not effectively swept by the waterflood
•
Based on NSAI geological analysis and high grading of the acreage, 27 separate ASP units have been designed to date.
•
Laboratory analysis on the effect of ASP flooding of cores from the field recovered 23% of OOIP (16% PV
(1)
Recovery)
•
Single well pilot test of ASP flooding in the field recovered 27% of OOIP (20% PV
(1)
Recovery)
Illinois Basin
~13,100 gross (13,000 net) acres in Lawrence Field
•
1 billion barrels of original-oil-in-place (OOIP)
•
Field has produced 400 MMBbls since 1906
•
Waterflooded in the 1950’s
•
Two successful surfactant-polymer flood pilots  completed by Marathon with 15-20% of OOIP recovered
•
Field currently produces ~1,600 gross (1,250 net) barrels per day under waterflood
1. Pore volume recovery assumptions based on full development program. Individual ASP unit results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.
Middaugh Unit, ASP
Project

REX Acreage

Bridgeport Sandstone
Cypress Sandstone
70
60
50
40
30
20
10
0
MMBbls
8%
10%
12%
14%
16%
18%
20%
Pore Volume Recovered

10% PV Recovery
13% PV Recovery
15% PV Recovery
80%
70%
60%
50%
40%
30%
20%
10%
0%
IRR
$60
$70
$80
$90
$100
Commodity Prices

ASP Conceptual Economics
ASP Conceptual Economics
•
Capital for the ASP plant has already been spent
•
90% of future capital will be chemical costs
•
North & Central areas of the field have been analyzed to date (~75% of the field)
o
Identified 18 target continuous sand bodies and broke these down into 27 separate flood units (15 Bridgeport/
12 Cypress)
o
Base case probable reserves in identified floodable sands: 39.4 MMBbls
(1)
in the Northern & Central areas of
the field at a 13% PV Recovery
Typical ASP Flood IRR vs Oil Price at Various PV Recoveries
1. Estimated by Netherland, Sewell & Associates, Inc. Does not represent proved reserves. See “Hydrocarbon Volume Estimates” on page 3.

Total ASP Potential Reserves at Various PV Recoveries

LEWIS J. B
NEAL W.E. -AWB
PERKINS-SMITH
MODAGH
32
GRIGGS A/C 1, J. T.
(-470) OIL/WATER CONTACT on top of SS
REX ENERGY

Project Update
•
Preliminary oil response seen:
o
Production increased from
16-62 gross BOPD
o
Oil cuts increased from
1.0% to 5.0% in total unit
o
Individual well oil cuts
increased from 1.5% to 15%
in first responding producer
o
Three additional producers
in early stages of response
o
Continue to monitor response
of pilot to determine future
ASP recovery models
•
Initiate expansion into 58 acre
Perkins-Smith area for $3MM in 2011:
o
ASP Plant complete:
no additional capx required
o
Drill 9 replacement wells
o
Complete flow line tie-ins
o
Initiate brine injection in 3Q
o
Initiate ASP injection in late 4Q
Lawrence
Lawrence
Field
Field
ASP
ASP
Update
Update
(1)
(1)
Perkins-Smith Project Area
58 Acres
Griggs Project Area
72 Acres
Middagh Pilot
15 Acres

1. Update as of May 3, 2011

•
Operationally
o
Estimated annual production growth of 71% - 95% in 2011
o
79% of 2011 capital budget allocated to oil and liquids rich operating areas
o
Strong growth with a historical reserve CAGR of 75%
o
Preliminary Niobrara results
o
Additional potential in the Utica and Upper Devonian shale
o
4 full time rig program in 2011
o
Large inventory of drilling locations
•
Financially
o
Conservative balance sheet
o
Total line of credit availability of $130 million
o
Diversified portfolio with both oil and gas
o
Strong hedging position
Why Invest in Rex Energy?
Why Invest in Rex Energy?